SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2002

MARSHALL & ILSLEY CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation)	1-15403 (Commission File Number)	39-0968604 (IRS Employer Identification No.)

770 North Water Street Milwaukee, Wisconsin (Address of principal executive offices)	53202 (Zip Code)

Registrant's telephone number, including area code: (414) 765-7801

        Item 7. Financial Statements and Exhibits.

        All exhibits are furnished pursuant to Item 9.

Exhibit No.	Description
99.1	Certification of Dennis J. Kuester pursuant to 18 U.S.C. §1350
99.2	Certification of Mark F. Furlong pursuant to 18 U.S.C. §1350
99.3	Sworn written statement of Dennis J. Kuester
99.4	Sworn written statement of Mark F. Furlong

        Item 9. Regulation FD Disclosure.

        On August 13, 2002, Marshall & Ilsley Corporation filed with the Securities and Exchange Commission (the "Commission") its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 accompanied by the certifications of Dennis J. Kuester, Chief Executive Officer, and Mark F. Furlong, Chief Financial Officer, required pursuant to 18 U.S.C. §1350. Conformed copies of such certifications are attached hereto as Exhibits 99.1 and 99.2.

        In accordance with the Order issued by the Commission on June 27, 2002 ("Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934," File No. 4-460), Dennis J. Kuester, principal executive officer of Marshall & Ilsley Corporation, and Mark F. Furlong, principal financial officer of Marshall & Ilsley Corporation, on August 13, 2002, following the filing of the Form 10-Q referred to in the previous paragraph, executed and sent to the Commission for filing their sworn written statements required by such Order. Conformed copies of such sworn written statements are attached hereto as Exhibits 99.3 and 99.4.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Marshall & Ilsley Corporation has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2002	MARSHALL & ILSLEY CORPORATION

By: /s/ Randall J. Erickson Randall J. Erickson Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Certification of Dennis J. Kuester pursuant to 18 U.S.C. §1350
99.2	Certification of Mark F. Furlong pursuant to 18 U.S.C. §1350
99.3	Sworn written statement of Dennis J. Kuester
99.4	Sworn written statement of Mark F. Furlong